EYE ON SOUTH FLORIDA, INC.

FINANCIAL STATEMENTS

AUGUST 31, 2013

EYE ON SOUTH FLORIDA, INC.

TABLE OF CONTENTS

AUGUST 31, 2013

Page
Independent Auditors’ Report	N/A
Financial Statements
Balance Sheets	1
Statement of Operations	2
Statement of Stockholders’ Equity	3
Statement of Cash Flows	4
Notes to Financial Statements	5-9

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholders

Eye on South Florida, Inc.

We have audited the accompanying balance sheet of Eye on South Florida, Inc. as of August 31, 2013, and the related statement of operations, stockholders’ equity, and cash flows from Inception (January 18, 2013) through August 31, 2013.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Eye on South Florida, Inc. as of August 31, 2013, and the results of its operations and its cash flows for the period from Inception (January 18, 2013) through August 31, 2013 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As shown in the accompanying financial statements, the Company has significant net losses and cash flow deficiencies.  Those conditions raise substantial doubt about the Company’s ability to continue as a going concern.  Management’s plans regarding those matters are described in Note 2.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ DKM Certified Public Accountants

DKM Certified Public Accountants

Clearwater, Florida

January 6, 2013

PCAOB Registered
AICPA Member

EYE ON SOUTH FLORIDA, INC.

BALANCE SHEETS

AUGUST 31, 2013

ASSETS:		2013

Cash and cash equivalents		$49,445
Accounts receivable, net		4,600
Notes Receivable		1,000
Prepaid expense		9,581

Total current assets		64,626

Property and equipment, net		1,748,635
Intangible asset net		157,844

Total assets		$1,971,104

LIABILITIES AND STOCKHOLDERS’ EQUITY

Accrued expenses		$767
	$
Total current liabilities		767

Long-term debt		0

Total liabilities		767

Stockholders’ equity
Preferred stock, $0.0001 per value, 500,000,000 shares authorized, 0 issued and outstanding
Common stock, $0.0001 par value, 750,000,000 shares authorized, 24,690,000 shares issued and outstanding		2,469
Additional paid-in capital		2,142,646
Retained earnings		(174,778)
Total stockholders’ equity		1,970,337

Total liabilities, and stockholders' equity		$1,971,104

The accompanying notes are an integral part of these financial statements.

EYE ON SOUTH FLORIDA, INC.

STATEMENT OF OPERATIONS

PERIOD FROM INCEPTION (JANUARY 22, 2013) THROUGH AUGUST 31, 2013

2013

Revenues	$25,317

Operating expenses:

Contract labor	39,242
Professional fees	27,286
General and administrative	7,531
Depreciation	126,036

Total Operating Expenses	200,415

Operating loss	(174,778)

Provision for income tax	0

Net loss	$(174,778)

Earnings (loss) per share, basic

Weighted Average share outstanding, basic

The accompanying notes are an integral part of these financial statements.

EYE ON SOUTH FLORIDA, INC.

STATEMENT OF STOCKHOLDERS’ EQUITY

PERIOD FROM INCEPTION (JANUARY 22, 2013) THROUGH AUGUST 31, 2013

			Additional		Stock
	Common stock		Paid-in	Accumulated	Holders’
	Shares	Amount	Capita	Deficit	Equity

Balance at January 18, 2013	-	-	-	-	-
Stock issued as Founders shares	22,037,000	2,204	(2,204)		-
Stock issued for equipment	2,535,000	253	2,032,262		2,032,515
Stock issued for cash	90,000	9	69,991		70,000
Stock issued for services	28,000	3	27,997		28,000
Capital contribution	-	-	14,600		14,600
Net loss				(174,778)	(174,778)
Balance at August 31, 2013	24,690,000	2,469	2,142,646	(174,778)	1,970,337

The accompanying notes are an integral part of these financial statements.

EYE ON SOUTH FLORIDA, INC.

STATEMENT OF CASH FLOWS

PERIOD FROM INCEPTION (JANUARY 22, 2013) THROUGH AUGUST 31, 2013

2013
Cash flows from operating activities:
Net loss	$174,778
Adjustments to reconcile net income to net cash provided (used by) operating activities
Stock based compensation	28,000
Depreciation	126,036
Changes in operating assets and liabilities:
Accounts receivable	(4,600)
Prepaid expenses and other current assets	5,339
Accrued Expenses & current liabilities	767
Net cash provided (used) by operating activities	(35,156)

Cash flows from financing activities:
Proceeds from issuance of stock	70,000
Capital contribution	14,600
Net cash provided (used) by financing activities	86,400

Net increase (decrease) in cash and cash equivalents	49,445
Cash and cash equivalents at beginning of year	-

Cash and cash equivalents at end of year	$49,445

Supplemental disclosure of cash flow information:
Cash paid for:
Interest	$-
Taxes	$-

Equipment purchased with stock	$1,847,671
Equipment deposit settled with stock	$157,844

The accompanying notes are an integral part of these financial statements.

EYE ON SOUTH FLORIDA, INC.

NOTES TO THE FINANCIAL STATEMENTS

AUGUST 31, 2013

Note 1.  Background Information

Eye on South Florida, Inc. ("the Company"), a corporation, was chartered in the State of Florida on January 18, 2013 as a media organization for the purpose of providing television services as an independent producer and distributor of television programming locally and nationally.  The programming is based on content that is produced and filmed in South Florida, on subjects that are relevant to the South Florida area.

The company has chosen a fiscal year ending August 31, 2013

Note 2.  Summary of Significant Accounting Policies

The significant accounting policies followed are:

Basis of Presentation

The Financial Statements have been prepared using the accrual basis of accounting in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States.  In the opinion of management, these financial statements include all adjustments necessary in order to make them not misleading.

Use of Estimates

The Financial Statements have been prepared in conformity with U.S. GAAP, which requires using management’s best estimates and judgments where appropriate.  These estimates and judgments affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements.  The estimates and judgments will also affect the reported amounts for certain revenues and expenses during the reporting period.  Actual results could differ materially from these good faith estimates and judgments.

Financial Instruments

The Company’s balance sheet includes certain financial instruments. The carrying amounts of current assets and current liabilities approximate their fair value because of the relatively short period of time between the origination of these instruments and their expected realization.

Fair Value Estimates

U.S. GAAP defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The standards also established a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from independent sources (observable inputs) and (2) a reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). The fair value hierarchy consists of three broad levels, which gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

·	Level 1 - Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities.
·

Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly, including quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets or liabilities in markets that are not active; inputs other than quoted prices that are observable for the asset or liability (e.g., interest rates); and inputs that are derived principally from or corroborated by observable market data by correlation or other means.

·	Level 3 - Inputs that are both significant to the fair value measurement and unobservable.

Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of August 31, 2103. The respective carrying value of certain on-balance-sheet financial instruments approximated their fair values due to the short-term nature of these instruments.

The Company applied the above criteria for all non-financial assets and liabilities measured at fair value on a non-recurring basis.  As of August 31, 2013 the fair values of the Company’s financial instruments approximate their historical carrying amount.

Cash and Cash Equivalents

For purposes of the statements of cash flows, the Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents. The Company maintains its cash deposits in major financial institutions in the United States. At times deposits within a bank may exceed the amount of insurance provided on such deposits. Generally, these deposits are redeemed upon demand and, therefore, are considered by management to bear minimal risk.

Accounts Receivable

Accounts receivable consist of amounts due from the delivery of sales and service offerings to customers.  An allowance for doubtful accounts is considered to be established for any amounts that may not be recoverable, which is based on an analysis of the Company’s customer credit worthiness, and current economic trends.  Based on management’s review of accounts receivable, no allowance for doubtful accounts was considered necessary.   Receivables are determined to be past due, based on

payment terms of original invoices.  The Company does not typically charge interest on past due receivables.

 Revenue Recognition

The Company recognizes revenue when it is realized or realizable and earned.

The Company considers revenue realized or realizable and earned when all of the following criteria are met:

o

persuasive evidence of an arrangement exists

o

the product has been shipped or the services have been rendered to the customer

o

the sales price is fixed or determinable

o

Collectability is reasonably assured.

The Company generates revenue through three processes: (1) Media Production, (2) Commercial Production, Distribution and (3) Advertising Sales and Distribution (4) Live Broadcasting of Events.

•

Revenue for media production of original content. The company recognizes a sale when the production is completed and ready for distribution. The burden of distribution and risk of loss has passed to the customer.

•

Revenue for production of television grade HD Commercials. Revenue is recognized when the services have been performed and passed on to the customer.

•

Revenue for distribution of commercials and content service fees is recognized ratably over the term of the advertising agreement.

•

Revenue for live broadcasting of original content. The company recognizes a sale when the live broadcast / production is contracted and completed.  The burden of distribution and risk of loss has passed to the customer.

Cash and Cash Equivalents

For purposes of the statements of cash flows, the Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents. The Company maintains its cash deposits in major financial institutions in the United States. At times deposits within a bank may exceed the amount of insurance provided on such deposits. Generally, these deposits are redeemed upon demand and, therefore, are considered by management to bear minimal risk.

Notes Receivable

The notes receivable represent the balance of a loan to an unrelated party. The Company believes this loan is collectable at August 31, 2013.

Long-lived assets and intangible property:

Long lived assets are stated at cost.  Depreciation and amortization is computed by the straight-line method over estimated useful lives.  Property and equipment are generally depreciated over 3 to 7 years.   The carrying amount of all long-lived assets is evaluated periodically to determine if adjustment to the depreciation and amortization period or the unamortized balance is warranted. Based upon its most recent analysis, the Company believes that no impairment of property and equipment exists at August 31, 2013.

Long-lived assets such as property, equipment and identifiable intangibles are reviewed for impairment at least annually or whenever facts and circumstances indicate that the carrying value may not be recoverable.  When required, impairment losses on assets to be held and used are recognized based on the fair value of the asset.  The fair value is determined based on estimates of future cash flows, market value of similar assets, if available, or independent appraisals, if required.  If the carrying amount of the long-lived asset is not recoverable, an impairment loss is recognized for the difference between the carrying amount and fair value of the asset.  The Company did not recognize any impairment losses for any periods presented.

Share-based payments

Share-based payments to employees, including grants of employee stock options are recognized as compensation expense in the financial statements based on their fair values.  That expense is recognized over the period during which an employee is required to provide services in exchange for the award, known as the requisite service period (usually the vesting period). The Company had no common stock options or common stock equivalents granted or outstanding for all periods presented. The company may issue shares as compensation in future periods for employee services.

The Company may issue restricted stock to consultants for various services.  Cost for these transactions will be measured at the fair value of the consideration received or the fair value of the equity instruments issued, whichever is more reliably measurable. The value of the common stock is to be measured at the earlier of (i) the date at which a firm commitment for performance by the counterparty to earn the equity instruments is reached or (ii) the date at which the counterparty’s performance is complete. The company may issue shares as compensation in future periods for services associated with the registration of the common shares.

Advertising

The costs of advertising are expensed as incurred.  Advertising expense was $0 for the period from inception (January 18, 2013) through August 31, 2013.  Advertising expenses are included in the Company’s operating expenses.

Research and Development

The Company expenses research and development costs when incurred.  Research and development costs include engineering, programmer costs and testing of product and outputs.  Indirect costs related to research and developments are allocated based on percentage usage to the research and development.  We spent $0  in research and development costs for the period from inception (January 18, 2013) through August 31, 2013.

Income taxes

The Company accounts for income taxes under the liability method.  Deferred tax assets and liabilities are recorded based on the differences between the tax bases of assets and liabilities and their carrying amounts for financial reporting purpose, referred to as temporary differences. Deferred tax assets and liabilities at the end of each period are determined using the currently enacted tax rates applied to taxable income in the periods in which the deferred tax assets and liabilities are expected to be settled or realized.  A valuation allowance may be applied against the net deferred tax due to the uncertainty of its ultimate realization.

Any deferred tax asset has been fully offset by a valuation allowance because at this time the Company believes that it is more likely than not that the future tax benefit will not be realized as the Company has a history of net operating losses.

Earnings (loss) per share

Basic earnings (loss) per share calculations are determined by dividing net income (loss) by the weighted average number of shares outstanding during the year. Diluted earnings (loss) per share calculations are determined by dividing net income by the weighted average number of shares plus any potentially dilutive shares. The Company does not have any potentially dilutive instruments and, thus, anti-dilution issues are not applicable.

Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  The Company is in the development stage resulting in an accumulated deficit.  The Company is dependent on financing from its majority shareholder and related parties to meet its current operating obligations. In view of these matters, the Company’s ability to continue as a going concern is dependent upon the Company’s ability to generate revenues from operations and to achieve a level of profitability. The Company intends on financing its future development activities, marketing plan and its working capital needs largely from the sale of public equity securities with some additional funding from other traditional financing sources, including term notes until such time that funds provided by operations are sufficient to fund working capital requirements.

The financial statements of the Company do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts and classifications of liabilities that might be necessary should the Company be unable to continue as a going concern.

Recent Accounting Pronouncements

We have reviewed the FASB issued Accounting Standards Update (“ASU”) accounting pronouncements and interpretations thereof that have effectiveness dates during the periods reported and in future periods. The Company has carefully considered the new pronouncements that alter previous generally accepted accounting principles and does not believe that any new or modified principles will have a material impact on the corporation’s reported financial position or operations in the near term.  The applicability of any standard is subject to the formal review of our financial management and certain standards are under consideration

Note 3

Property, Plant and Equipment

The Company has capitalized costs for property, plant and equipment as follow::

August 31, 2013
Production equipment	$1,700,512
Office Furniture and equipment	7,899
Vehicles	166,260
1,874,671
Accumulated depreciation	126,036
$1,748,635

Depreciation for the period from inception (January 22, 2013) through August 31, 2013 was $126,036.

Note 4

  Income Taxes

The Company utilizes the liability method of accounting for income taxes. Under the liability method deferred tax assets and liabilities are determined based on the differences between financial reporting basis and the tax basis of the assets and liabilities and are measured using enacted tax rates and laws that will be in effect, when the differences are expected to reverse. An allowance against deferred tax assets is recognized, when it is more likely than not, that such tax benefits will not be realized.

The Company has not recognized an income tax benefit for its operating losses generated since inception (January 18, 2013) based on uncertainties concerning its ability to generate taxable income in future periods.  The tax benefit for the period presented is offset by a valuation allowance established against deferred tax assets arising from operating losses and other temporary differences, the realization of which could not be considered more likely than not.  In future periods, tax benefits and related deferred tax assets will be recognized when management considers realization of such amounts to be more likely than not.

The Company provides for income taxes as follows:

Period from Inception through August 31, 2013
Current provision
Income tax provision (benefit) at statutory rate	$(59,500)
State income tax expense (benefit), net of federal benefit	(5,800)
Subtotal	(65,300)
Valuation allowance	65,300
$—

Under the Internal Revenue Code of 1986, as amended, losses can be carried forward twenty years.  As of August 31, 2013 the Company had not filed an income tax return to record net operating loss carry forwards. The Company had an accumulated loss of approximately $175,000 which should carry forward.

Deferred tax assets resulted from the net operating losses generated by the Company.

August 31, 2013
Deferred tax assets
Estimated benefit from accumulated losses	$65,300
Valuation allowance	(65,300)
$—

The Company is currently open to audit under the statute of limitations by the Internal Revenue Service for its initial income tax return.  The Company recognizes interest and penalties related to income taxes in income tax expense. The Company had incurred no penalties and interest for the period from inception (January 18, 2013) through August 31, 2013.

Note 5

Stockholders' Equity

At the time of incorporation, the Company authorized the issuance of 750,000,000 shares of common stock with a par value of $0.0001 per share voting stock.

In addition, the company is authorized to issue 500,000,000 shares of Preferred stock at $0,0001 par value. As of the date of this report no action has been taken by the Company's director in this regard.

The Company has set aside 10,000,000 shares of the aforementioned and authorized common stock ($0.0001 par) to be sold through Private Placement. This stock will be sold at a price of $1.00 per share.

During the period from inception (January 18, 2013) through August 31, 2013, the Company issued 23,037,000 shares of stock as founders stock.

During the period from inception (January 18, 2013) through August 31, 2013, the Company issued 90,000 shares of stock for $70,000 cash.

During the period from inception (January 18, 2013) through August 31, 2013, the Company issued 28,000 shares of services in the amount of $28,000.

During the period from inception (January 18, 2013) through August 31, 2013, the Company issued 2,535,000 shares of stock for equipment valued at $2,032,515.

Note 6.  Related Party Transactions

The Company uses a building owned by a relative to a major stockholder.  The Company does not have a lease agreement nor is there a requirement to pay any rent now or in the future.

Note 7.  Commitments and Contingencies

The Company does not have any commitments or contingencies.

Note 8.  Subsequent Events

The Company’s management has evaluated subsequent events through January 6, 2014, the date which the financial statements were available to be issued and none have been deemed material for disclosure.